Summary of Significant Accounting Policies (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013 item	Dec. 31, 2012	Mar. 31, 2014 Series B-2 Convertible Preferred Stock	Dec. 31, 2013 Series B-2 Convertible Preferred Stock	Mar. 31, 2014 Series B-2 Convertible Preferred Stock Minimum	Dec. 31, 2013 Series B-2 Convertible Preferred Stock Minimum
Summary of Significant Accounting Policies
Preferred Stock conversion ratio (in shares)			7.678	4.386
Initial public offering price (in dollars per share)					$ 8.00	$ 8.00
Number of operating segment	1
Number of geographic segment	1
Marketable Securities
Other-than-temporary impairment losses	$ 0
Realized gains or losses on the sale of securities	0	0
Impairment of Long-Lived Assets
Impairment charges	$ 0
Stock-Based Compensation
Expected dividend yield (as a percent)	0.00%